UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): July 11, 2003
                                                           -------------


                         FIRST BANCORP OF INDIANA, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



         Indiana                      0-29814                    35-2061832
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


2200 West Franklin Street, Evansville, Indiana                           47712
----------------------------------------------                        ----------
  (Address of principal executive offices)                            (Zip Code)



       REGISTRANT'S TELELPHONE NUMBER, INCLUDING AREA CODE: (812) 423-3196


                                 Not Applicable
                                 --------------
         (Former name or former address, if changes since last report.)


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ITEM 7.      Financial Statements And Exhibits
             ---------------------------------

             Exhibit 99.1 - Earnings Press Release.


ITEM 9.      Regulation FD Disclosure
             ------------------------

             Attached and incorporated herein by reference as Exhibit 99.1 to this Form 8-K is the Registrant's press release dated July 11, 2003, reporting financial results for the fiscal year ended June 30, 2003. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FIRST BANCORP OF INDIANA, INC.


Dated:  July 14, 2003                      By:  /s/ Harold Duncan
                                           ----------------------
                                           Harold Duncan
                                           President, Chief Executive Officer
                                           and Chairman of the Board
                                           (principal executive officer)